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Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Re:  Carlyle Income Plus, Ltd.
     Commission File No. 000-16975
     Form 8-K

Gentlemen:

Transmitted, for the above-captioned registrant, is the electronically filed executed copy of registrant's current report on Form 8-K dated March 3, 1997.

Thank you.

Very truly yours,

Carlyle Income Plus, Ltd.


By:  JMB Realty Corporation
     (Corporate General Partner)


     By:  GAILEN J. HULL
          Gailen J. Hull, Senior Vice President
          and Principal Accounting Officer



Enclosures

                          FORM 8-K


             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C.  20549


                       CURRENT REPORT



           Pursuant to Section 13 or 15 (d) of the
               Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): March 3,
                            1997



                    CARLYLE INCOME PLUS, LTD.
                    -------------------------

     Exact name of registrant as specified in its charter)


       Illinois            000-16975           36-3439532
    -----------------    ---------------       ----------

    State of Organization)  (Commission)   (IRS Employer
                            File Number)   Identification
                                               Number)


         900 N. Michigan Avenue, Chicago, Illinois 60611
        -------------------------------------------------

           (Address of principal executive office)



  Registrant's telephone number, including area code: (312)
                          915-1987.
------------------------------------------------------------
                           -------
                     COSTA MESA INDUSTRIAL PARK

                      COSTA MESA, CALIFORNIA
                   ---------------------------

ITEM  2. ACQUISITION OR DISPOSITION OF ASSETS.  On March  3,

1997,  Carlyle  Income  Plus, Ltd. (the  "Partnership"),  an

Illinois  limited  partnership, sold the  land  and  related improvements  consisting primarily of  industrial  buildings

(commonly  known  as  "2945  Airway  Avenue",  "2955  Airway

Avenue",  "2995  Airway Avenue" and "350 Lear  Avenue")  and

previously  known  as  Costa  Mesa  Industrial   Park   (the

"Property"), an approximately 107,000-square-foot industrial project  located on approximately five acres in Costa  Mesa,

Orange  County, California.  The purchaser,  Hamilton Airway

I,  LLC,  a  California limited liability  company,  is  not affiliated with the Partnership or its General Partners  and the sale price was determined by arm's-length negotiations.

      The  sale  price  of  the land  and  improvements  was

$4,456,000  and was paid in cash at closing (net of  selling costs and prorations).  The Property was  approximately  70%

occupied at the date of sale.  The sale resulted in  a  gain to the Partnership of approximately $1,150,000 for financial reporting  purposes, primarily as a result of  a  $3,400,000 provision  for value impairment recorded by the  Partnership in 1995.  Also, the Property was classified as held for sale or  disposition  as of April 1, 1996 and therefore  has  not been  subject to continued depreciation as of that date  for financial  reporting purposes.  In addition, the Partnership expects to report a loss on sale of approximately $2,200,000 for Federal income tax reporting purposes in 1997.

       During   1996,  the  Partnership  discovered  subsoil

contamination  at  the Property, the  source  of  which  was believed to be a current tenant at the Property.  Subsequent discussions between the Partnership and the tenant  resulted in  the  tenant  agreeing to pay the costs of  any  required remediation  of such contamination, which was  substantially completed at the date of sale.  In connection with the sale,

the Partnership  was  released  and  indemnified  by   the

purchaser of the Property from any future liability  related to  such  contamination, as well as all other  environmental problems  at the Property which were known by the  purchaser prior to the sale.

      The  Partnership Agreement provides that distributions

of  sale proceeds are to be initially allocated 99%  to  the

Holders  of  Interests (as defined) and 1%  to  the  General

Partners.   However, upon the completion of the  liquidation

of the Partnership and final distribution of all Partnership funds,  all previous distributions of sale proceeds  to  the

General Partners are to be repaid to the Partnership to  the extent that the Holders of Interests have not received  sale proceeds equal to their initial capital investment plus a 6%

return on their investment (as defined).   After receipt  by

the  Holders of Interests of such preferred return,  further distributions  of sale proceeds are to be allocated  to  the

General  Partners until the General Partners  have  received distributions  in  an amount equal to 3%  of  the  aggregate selling  prices of all properties sold, with  the  remaining balance  to  be distributed 85% to the Holders of  Interests and  15%  to the General Partners;  provided, however,  that such  3%  and  15%  of  sale proceeds distributable  to  the

General   Partners  are  subordinate  to  the   Holders   of

Interests'  receipt  of  a 9% return  on  their  investment.

Since  the Holders of Interests are not expected to  receive an  amount  equal to their initial contributed capital  from the  aggregate  sale  proceeds of all of  the  Partnership's investment properties, the General Partners will defer their

1%  share in the distributions of proceeds from this sale at this time.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements.  Not Applicable

     (b)  Pro Forma Financial Information- Narrative.

      As  a  result of the sale of the Property, beyond  the

date  of  sale  there will be no further  rental  and  other

income,   property  operating  expenses,  depreciation   and

provision for value impairment recorded for the Property  in the  financial statements of the Partnership, which for  the

Partnership's  most recent reported fiscal  year  (the  year

ended   December  31,  1995)  were  approximately  $380,000,

$114,000, $160,000 and $3,400,000, respectively.  Rental and other income, property operating expenses, depreciation  and

provision  for  value  impairment  for  the  Property   were

approximately    $296,000   $120,000   $25,000    and    $0,

respectively, for the nine months ended September 30,  1996.

Also, as a result of the sale of the Property, there are  no further  assets  and liabilities related  to  the  Property,

which  at September 30, 1996 consisted of land and buildings

and   improvements   held  for  sale   or   disposition   of

approximately $3,003,000; cash and other current  assets  of approximately $53,000; accrued real estate taxes  and  other current  liabilities  of approximately $18,000,  and  tenant security  deposits of approximately $33,000.  The  remaining operations of the Partnership will consist primarily of  the operations  of the Partnership's remaining owned  investment properties,  the  Carson Industrial Park, the  Sunrise  Town

Center  shopping  center and (through a joint  venture)  the

Landings Shopping Center.

     (c)  Exhibits.

           99.1    Real Property Purchase Agreement  between

Carlyle Income  Plus,  Ltd.,  Hamilton Airway I, LLC,  and  John  W.

Hamilton Company, dated  February 27, 1997.









                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    CARLYLE INCOME PLUS, LTD.
                    By:  JMB Realty Corporation
                         Corporate General partner


                             By:
                                 __________________________________
                              GAILEN J. HULL
                              Gailen J. Hull
                              Senior Vice President and
                              Principal Accounting Officer

Date: March 14, 1997